Commitments and Contingencies	6 Months Ended
Mar. 31, 2024
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
21.	COMMITMENTS AND CONTINGENCIES

Legal Proceedings

From time to time, the Company may be subject to legal proceedings, investigations and claims incidental to the conduct of business. The Company currently have two contract disputes with its suppliers, Jiangsu Anruida New Material Company Limited (“Anruida”) and Zhuhai Titans New Power Electric Co., Ltd. (“Titans”).

On October 21, 2019, Anruida commenced an action against Hengmao in Changzhou Wujin District Intermediate People’s Court alleging that Hengmao defaulted on the contract payment of RMB958,805 ($132,793) and seeking the payment of the contractual payment and interest on the contractual payment. The appellate court rendered its judgment on January 28, 2021, pursuant to which Hengmao shall repay RMB958,805 ($132,793) and accrued interest. The Company accrued payable of default contractual payment and interest as of March 31, 2024.

On January 6, 2020, Titans commenced an action against Hengmao in Changzhou Wujin District Intermediate People’s Court alleging that Hengmao defaulted on the payment of RMB1,072,560 ($148,548) and seeking the payment of the contractual payment. However, the Company plans to defend the case. The appellate court rendered its judgment on January 27, 2021, pursuant to which Hengmao shall repay RMB1,072,560 ($148,548), accrued interest and attorney’s fees. The Company accrued payable of default contractual payment and interest as of March 31, 2024.

Other than disclosed above, as of March 31, 2024, the Company was not a party to, nor were we aware of, any legal proceedings, investigations or claims which, in the opinion of our management, were likely to have a material adverse effect on our business, financial condition or results of operations.